Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Michael Gorenstein, certify that:

1.	I have reviewed this Annual Report on Form 10‑K of Cronos Group Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Michael Gorenstein
Michael Gorenstein
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 2, 2020